SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  APRIL 19, 1999

                            ATLAS ENVIRONMENTAL, INC.
               (Exact name of registrant as specified in charter)

        COLORADO                        0-26166                 841140790
(State or other jurisdiction          (Commission              (IRS employer
     of incorporation)                file number)           identification no.)

  150 SOUTH PINE ISLAND ROAD, SUITE 100,
  PLANTATION, FLORIDA                                              33324
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:  (954) 370-9011


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 14, 1997, Atlas Environmental, Inc. ("Atlas") and its subsidiaries, South Florida Thermal Services, Inc., Florida Specialized Carriers, Inc., Kleensoil International, Inc., Transoil, Inc., Waste Magic Recyclers, Inc., Waste Magic Recyclers Palm Beach, Inc., Waste Magic Recyclers Central, Inc., Homestead Landfill & Recycling Mgmt. Co., Naples Recycling Resources, Inc., South Florida Recovery, Inc. and Royal Crown Carting, Inc. (collectively, the "Subsidiaries"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida, Fort Lauderdale Division (the "Bankruptcy Court"), Case No. 97-20203-BKC-RBR through and inclusive of Case No. 97-20214-BKC-RBR.

         On October 16, 1998 the Bankruptcy Court directed the appointment of a Chapter 11 Trustee for Atlas and the Subsidiaries. On October 20, 1998 the Bankruptcy Court approved the appointment of Soneet R. Kapila (the "Trustee") as Chapter 11 Trustee for Atlas and clarified the appointment, on November 17, 1998, to include the Subsidiaries. Soneet Kapila has retained Holland & Knight, LLP to represent him in the jointly administered cases.

         On April 19, 1999, the Trustee, on behalf of Atlas and the Subsidiaries, received an Offer to Purchase (the "Offer") made by J.R. Capital, Inc. ("J.R. Capital") to acquire substantially all of the assets of Atlas and the Subsidiaries. Pursuant to the terms of the Offer, the assets to be acquired by J.R. Capital include: (i) accounts receivable outstanding on the closing date (other than accounts receivable due from WasteMasters, Inc. or any affiliate);
(ii) automotive vehicles; (iii) real property; (iv) machinery and equipment; (v) executory contracts and permits, to the extent assignable; (vi) certain claims and causes of action and proceeds therefrom; and (vii) other personal property of any kind or nature. Consideration to be paid under the Offer is $22,402,000.00 (the "Purchase Price"). The amount of consideration was determined by negotiation of the parties and is subject to adjustment upward or downward, depending on the amount of BNY Financial Corporation's ("BNYFC") allowed claim against Atlas and the Subsidiaries in the Chapter 11 bankruptcy proceeding.

         The consummation of the transactions contemplated in the Offer is subject to the satisfaction of numerous conditions precedent, including (i) completion of competitive bidding on May 21, 1999 pursuant to bid procedures approved by Order of the Bankruptcy Court dated April 29, 1999; (ii) Bankruptcy Court approval of the sale of assets pursuant to the terms of the Offer; (iii) approval by J.R. Capital and BNYFC of the form of order approving the sale; (iv) Bankruptcy Court approval of the assignment of certain contracts and permits to J.R. Capital; (iv) no material adverse change having occurred with respect to the business and assets of Atlas and the Subsidiaries; (v) a closing occurring on or prior to May 28, 1999; (vi) the release of certain claims against BNYFC;
(vii) Bankruptcy Court approval of a certain letter agreement between Atlas, the Subsidiaries and BNYFC; (viii) payment by J.R. Capital of certain tax obligations; (ix) agreement of BNYFC to provide a loan to J.R. Capital sufficient to pay the Purchase Price and provide working capital; and (x) the negotiation, Bankruptcy Court approval and execution of a definitive Asset Purchase Agreement and related closing documents. There can be no assurance that any or all of the above conditions will be satisfied.

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         On April 19, 1999, the Trustee filed the Trustee's Motion Seeking Entry of an Order (I) Scheduling Hearing to Approve (A) the Sale of Substantially All of the Debtors' Assets, Free and Clear of All Liens, Claims and Encumbrances Other than Tax Liens, Pursuant to 11 U.S.C. ss.ss. 105 and 363, and the Assumption and Assignment of Certain Executory Contracts, Unexpired Leases and Permits Pursuant to 11 U.S.C. ss. 365, and Approving Agreement with BNY
Financial Corporation and (B) On an Emergency Basis, Bidding Procedures and a Break Up Fee, (II) Approving Bidding Procedures and Break Up Fee and (III) Approving the Sale of Substantially All of the Debtors' Assets and Approving Agreement With BNY Financial Corporation (the "Motion") before the Bankruptcy Court seeking Bankruptcy Court approval of, among other things, the sale of the assets pursuant to the Offer. The Motion is scheduled for hearing before the Bankruptcy Court on May 21, 1999 at 9:30 a.m.

         If the Bankruptcy Court approves the sale and the transactions are consummated, the proceeds of the sale will be used to satisfy BNYFC's secured claim against Atlas and the Subsidiaries with the remaining proceeds to form a contribution fund for the payment of various classes of creditors.

         The above description of the Offer does not purport to be complete and is qualified in its entirety by the full text of such document which is attached as an Exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  2 Offer to Purchase dated April 19, 1999 by and among J.R. Capital, Inc. and Soneet Kapila, Chapter 11 Trustee for Atlas Environmental, Inc., South Florida Thermal Services, Inc., Florida Specialized Carriers, Inc., Kleensoil International, Inc., Transoil, Inc., Waste Magic Recyclers, Inc., Waste Magic Recyclers Palm Beach, Inc., Waste Magic Recyclers Central, Inc., Homestead Landfill & Recycling Mgmt. Co., Naples Recycling Resources, Inc., South Florida Recovery, Inc. and Royal Crown Carting, Inc.

                  99 Trustee's Motion Seeking Entry of an Order (1) Scheduling Hearing to Approve (A) the Sale of Substantially All of the Debtors' Assets, Free and Clear of All Liens, Claims and Encumbrances Other than Tax Liens, Pursuant to 11 U.S.C. /sections/105 and 363, and the Assumption and Assignment of Certain Executory Contracts, Unexpired Leases and Permits Pursuant to 11 U.S.C. /section/365, and Approving Agreement with BNY Financial Corporation and (B) On an Emergency Basis, Bidding Procedures and a Break Up Fee, (II) Approving Bidding Procedures and Break Up Fee and (III) Approving the Sale of Substantially
                           All of the Debtors' Assets and Approving Agreement With BNY Financial Corporation (not including exhibits)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATLAS ENVIRONMENTAL, INC.

                                      By:      /s/ SONEET R. KAPILA
                                               -------------------------------
                                               Soneet R. Kapila
                                               Trustee in Bankruptcy

Dated:  May 4, 1999

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
  2                        Offer to Purchase dated April 19, 1999 by
                           and among J.R. Capital, Inc. and Atlas
                           Environmental, Inc., South Florida Thermal
                           Services, Inc., Florida Specialized
                           Carriers, Inc., Kleensoil International,
                           Inc., Transoil, Inc., Waste Magic Recyclers,
                           Inc., Waste Magic Recyclers Palm Beach,
                           Inc., Waste Magic Recyclers Central, Inc.,
                           Homestead Landfill & Recycling Mgmt. Co.,
                           Naples Recycling Resources, Inc., South
                           Florida Recovery, Inc. and Royal Crown
                           Carting, Inc.

 99 Trustee's Motion Seeking Entry of an Order (1) Scheduling Hearing to Approve (A) the Sale of Substantially All of the Debtors' Assets, Free and Clear of All Liens, Claims and Encumbrances Other than Tax Liens, Pursuant to 11 U.S.C. /sections/105 and 363, and the Assumption and Assignment of Certain Executory Contracts, Unexpired Leases and Permits Pursuant to 11 U.S.C. /section/365, and Approving Agreement with BNY Financial Corporation and (B) On an Emergency Basis, Bidding Procedures and a Break Up Fee, (II) Approving Bidding Procedures and Break Up Fee and (III) Approving the Sale of Substantially
                           All of the Debtors' Assets and Approving Agreement With BNY Financial Corporation (not including exhibits)



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